UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 24, 2009

Date of Report (Date of earliest event reported)

CENTRO NP LLC

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12244	64-0955724
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue, New York, New York 10170

(Address of principal executive offices, including zip code)

212-869-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

Centro NP LLC (the “Company”) has announced the extension of the Early Tender Date, Withdrawal Deadline and Expiration Date for its previously announced cash tender offer (the “Tender Offer”) for any and all of its 7.40% Senior Notes due September 2009.  The Early Tender Date, Withdrawal Deadline and Expiration Date, all most recently scheduled for 5:00 p.m., New York City time, on Monday, March 23, 2009, have been extended to 5:00 p.m., New York City time, on Friday, April 3, 2009, unless further extended by the Company.  The terms of the Tender Offer, including all capitalized terms not defined herein, are contained in the Company’s Offer to Purchase, dated February 17, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 24, 2009, of Centro NP LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2009	CENTRO NP LLC

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Title:	Executive Vice President, General Counsel and Secretary

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